                                                CERTIFICATIONS

I,  Wei Ru Qing, certify that:

1.    I have reviewed this quarterly report on Form 10-QSB of Ever-Glory International Group, Inc.;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact  necessary to make the statements made, in light of the  circumstances  under which such statements were made, not misleading with respect to the period covered by this report;

3.  Based  on my  knowledge,  the  financial  statements,  and  other  financial information included in this report, fairly present in all material respects the financial condition,  results of operations and cash flows of the small business issuer as of, and for, the periods presented in this report;

4. The small business  issuer's other certifying  officers and I are responsible for establishing and maintaining  disclosure controls and procedures (as defined in Exchange  Act Rules  13a-15(e)  and  15d-15(e))  and  internal  control  over financial  reporting  (as defined in Exchange Act Rules  13a-15(f) and 15d-15(f)

for the small business issuer and have:

     (a)  designed  such  disclosure  controls  and  procedures,  or caused such disclosure  controls and  procedures to be designed under our  supervision,  to ensure that material information  relating to the small business  issuer,  including its consolidated subsidiaries, is made known to us by others within those entities,  particularly during the period in which this report is being prepared;

     (b) designed such internal control over financial reporting, or caused such internal control over financial  reporting to be designed under our supervision,

to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements, for external purposes in accordance with generally accepted accounting principles;

        (c)  evaluated  the   effectiveness  of  the  small  business   issuer's

disclosure  controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

        (d) Disclosed in this report any change in the small  business  issuer's internal control over financial reporting that occurred during the small business issuer's most recent fiscal quarter (the small business  issuer's  fourth fiscal quarter in the case of an annual  report) that has  materially  affected,  or is reasonably  likely to materially  affect,  the small business  issuer's internal control over financial reporting; and

5. The registrant's other certifying officer and I have disclosed,  based on our most recent  evaluation,  to the small business  issuer's auditors and the audit committee of the  small  business  issuer's  board of  directors  (or  persons performing the equivalent functions):

     a) all  significant  deficiencies  in the design or  operation  of internal controls  which  could  adversely  affect  the  small business issuer's ability to record, process,  summarize  and  report  financial  information; and

     b) any fraud, whether or not material, that involves management or other employees who have a significant role in the small business issuer's internal control over financial reporting.

Date: November 18, 2005

/s/ Wei Ru Qing

Wei Ru Qing

Chief Financial Officer